EXHIBIT 99.1
SYMBOL TECHNOLOGIES REPORTS THIRD-QUARTER 2006
FINANCIAL RESULTS
•	Revenue of $458 Million, Compared with $441 Million in Third- Quarter 2005

•	As Reported Earnings Per Share of $0.09

•	Normalized Earnings Per Share of $0.12 Versus Normalized Earnings Per Share of $0.07 in Third-Quarter 2005

•	Normalized Gross Margins Continue Above 45 Percent; Normalized Operating Expenses Remain Under $160 Million with Double-Digit Operating Margins

•	Cash Balance at $280 Million, A $23 Million Increase from Second-Quarter 2006; No Outstanding Debt Balance
     HOLTSVILLE, N.Y. – October 30, 2006 — Symbol Technologies, Inc. (NYSE:SBL), The Enterprise Mobility Company™, today announced financial results for the third quarter, which ended September 30, 2006.
Third-Quarter 2006 Results
     Revenue for third-quarter 2006 was $458.2 million. This compares with third-quarter 2005 revenue of $441.5 million, which included $9.3 million of revenue associated with the conversion of certain resellers from cash-basis accounting to accrual-basis accounting following a review of customer accounts, and in accordance with standard accounting practices. Revenue for second-quarter 2006 was $453.1 million.
     Third-quarter as reported net income was $23.3 million, or $0.09 per share, including a net charge of $7.2 million resulting from the proposed acquisition by Motorola, expenses related to stock options and the write-off of deferred financing fees associated with the early termination of a term loan. This compares with third-quarter 2005 as reported net income of $16.7 million, or $0.07 per share, which included a $0.4 million net charge resulting from termination of Cisco SAILS, and restructuring and asset impairment charges, partially offset by the impact of legal settlements and the conversion of cash-basis resellers. Second-quarter 2006 as reported net income was $27.2 million, or $0.11 per share, including a net charge of $2.7 million resulting from restructuring and asset impairment charges, stock option expenses and a legal judgment, partially offset by the release of a legal contingency.
     On a normalized basis, third-quarter 2006 net income was $30.5 million, or $0.12 per share. This compares with third-quarter 2005 normalized net income of $17.1 million, or $0.07 per share. Second-quarter 2006 normalized net income was $29.9 million or $0.12 per share.
     “I’m extremely pleased with our third-quarter results and our consistency in delivering revenue growth, maintaining our strong margins and improving cash flow from operations, while also increasing our investment in innovation. Our sharp focus on execution of our business strategy and superior operational performance is producing positive results and enabling our innovation engine to flourish,” said Sal Iannuzzi, Symbol president and chief executive officer. “I thank our customers, partners and associates for their continued support.”
Third-Quarter 2006 Financial Highlights
     —Third-quarter 2006 product revenue was $384.9 million versus third-quarter 2005 product revenue of $371.4 million, which included revenue of $9.3 million related to the conversion of cash-basis resellers. Second-quarter 2006 product revenue was $380.5 million. Third-quarter 2006 services revenue was $73.3 million versus $70.1 million in third-quarter 2005 and $72.6 million in second-quarter 2006.

     — Third-quarter 2006 normalized gross profit margins were 45.1 percent, compared with 45.4 percent normalized in third-quarter 2005 and 45.2 percent normalized in second-quarter 2006.
     —Third-quarter normalized operating margins were 10.6 percent compared with 6.0 percent normalized in third-quarter 2005 and 10.7 percent normalized in second-quarter 2006.
     —The ending cash balance as of September 30, 2006, was $279.9 million, compared with $257.2 million as of June 30, 2006. The increase is primarily attributable to $97.4 million in cash flows generated from operations, partially offset by $66.7 million in debt repayment and $11.2 million in net capital investment.
Nine-Month Summary
     As reported revenue for the first nine months of 2006 was $1,356.2 million, compared with as reported revenue of $1,326.7 million for the first nine months of 2005. As reported net income for the first nine months of 2006 was $79.9 million, or $0.32 per share, versus as reported net income of $8.3 million, or $0.03 per share, for the same period in 2005.
Proposed Transaction with Motorola
     As previously announced on September 19, 2006, Motorola, Inc. and Symbol Technologies signed a definitive merger agreement, under which Motorola has agreed to acquire all of the outstanding shares of Symbol for $15 per share in cash. The acquisition is subject to customary regulatory approval and the approval of Symbol’s stockholders, and is expected to be completed in late 2006 or early 2007.
     Accordingly, Symbol will not be hosting a teleconference to discuss results for the third quarter of 2006, and will not be providing guidance for the fourth quarter of 2006.
Non-GAAP Financial Measures
       In addition to including results of operations data under accounting principles generally accepted in the United States of America (U.S. GAAP), Symbol Technologies disclosed normalized results of operations data for the third quarter of 2006, second quarter of 2006, and the third quarter of 2005, including the effects of the restructuring, stock option expenses and certain other items, which the Securities and Exchange Commission defines as “non-GAAP financial measures.” These non-GAAP financial measures should not be considered in isolation or as an alternative to results of operations data or any other measure of performance derived in accordance to U.S. GAAP. However, these non-GAAP financial measures are presented because Symbol believes they provide useful supplemental information for management and investors and allow them to perform meaningful comparisons for the Company’s past and present results. For a reconciliation of these non-GAAP measures, see the tables below with the heading “Non-GAAP Financial Measures.”
About Symbol Technologies
Symbol Technologies, Inc., The Enterprise Mobility Company™, is a recognized worldwide leader in enterprise mobility, delivering products and solutions that capture, move and manage information in real time to and from the point of business activity. Symbol enterprise mobility solutions integrate advanced data capture products, radio frequency identification technology, mobile computing platforms, wireless infrastructure, mobility software and world-class services programs. Symbol enterprise mobility products and solutions are proven to increase workforce productivity, reduce operating costs, drive operational efficiencies and realize competitive advantages for the world’s leading companies. More information is available at www.symbol.com.
This news release contains forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include price and product competition, dependence on new product development, reliance on major customers, customer demand for our products and services, control of costs and expenses, international growth, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the reports filed by Symbol with the

Securities and Exchange Commission. Symbol disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
In connection with the proposed acquisition and required stockholder approval, Symbol will file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to Symbol’s stockholders. The stockholders of Symbol are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the acquisition and Symbol. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by Symbol with the SEC by going to Symbol’s Investor Relations page.
Symbol and its officers and directors may be deemed to be participants in the solicitation of proxies from Symbol’s stockholders with respect to the proposed acquisition. Information about Symbol’s executive officers and directors and their ownership of Symbol common stock is set forth in the proxy statement for Symbol’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Symbol and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.
# # #
For Symbol Technologies:
For media information:
Patricia Hall
Symbol Technologies, Inc.
631.738.5636
patricia.hall@symbol.com
For financial information:
Lori Chaitman
Symbol Technologies, Inc.
631.738.5050
lori.chaitman@symbol.com

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Income Statements (unaudited)
As Reported

	Three Months Ended *
($ Millions, except per share data)	September 30, 2006	June 30, 2006	September 30, 2005
Product Revenue	$384.9	$380.5	$371.4
Services Revenue	73.3	72.6	70.1

Net Revenue	458.2	453.1	441.5

Cost of Revenue	252.1	250.5	240.1
Restructuring & Asset Impairments	—	0.1	2.3

Total Cost of Revenue	252.1	250.6	242.4

Gross Profit	206.1	202.5	199.1
Operating Expenses:
Engineering	38.5	37.6	38.8
S,G&A	123.2	121.9	131.5
Restructuring & Asset Impairments	—	0.5	4.9
Merger Related Expenses	5.7	—	—
Adjustments Related to Legal Settlements	—	(1.8)	(5.5)

Total Operating Expenses	167.4	158.2	169.7

Income From Operations	38.7	44.3	29.4
Other (Expense) Income, Net	(1.0)	(1.3)	(12.2)

Income Before Income Taxes	37.7	43.0	17.3
Provision For Income Taxes	14.4	15.9	0.6

Net Income	$23.3	$27.2	$16.7

Earnings Per Share	$0.09	$0.11	$0.07
Average Diluted Shares Outstanding (in millions)	253.5	253.0	250.4
PERCENTAGE OF REVENUE
Net Revenue	100.0%	100.0%	100.0%
Cost of Revenue	55.0%	55.3%	54.4%
Restructuring & Asset Impairments	0.0%	0.0%	0.5%

Total Cost of Revenue	55.0%	55.3%	54.9%

Gross Profit	45.0%	44.7%	45.1%
Operating Expenses:
Engineering	8.4%	8.3%	8.8%
S,G&A	26.9%	26.9%	29.8%
Restructuring & Asset Impairments	0.0%	0.1%	1.1%
Merger Related Expenses	1.2%	0.0%	0.0%
Adjustments Related to Legal Settlements	0.0%	0.4%	1.2%

Total Operating Expenses	36.5%	34.9%	38.4%

Income From Operations	8.4%	9.8%	6.7%
Other (Expense) Income, Net	(0.2)%	(0.3)%	(2.8)%

Income Before Income Taxes	8.2%	9.5%	3.9%
Provision For Income Taxes	3.1%	3.5%	0.1%

Net Income	5.1%	6.0%	3.8%

*	Certain numbers may differ slightly due to rounding.

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Income Statements (unaudited)
Non-GAAP Financial Measures

	Three Months Ended *
	September 30, 2006				June 30, 2006
		Restructuring &				Restructuring &
($ Millions, except per share data)	As Reported	Other Items		Normalized	As Reported	Other Items		Normalized
Product Revenue	$384.9	$—		$384.9	$380.5	$—		$380.5
Services Revenue	73.3	—		73.3	72.6	—		72.6

Net Revenue	458.2	—		458.2	453.1	—		453.1

Cost of Revenue	252.1	(0.6	)a	251.6	250.5	(2.1	)a,d	248.4
Restructuring & Asset Impairments	—	—		—	0.1	(0.1)		—

Total Cost of Revenue	252.1	(0.6)		251.6	250.6	(2.2)		248.4

Gross Profit	206.1	0.6		206.6	202.5	2.2		204.7
Operating Expenses:
Engineering	38.5	(1.0	)a	37.5	37.6	(1.0	)a	36.7
S,G&A	123.2	(2.6	)a	120.6	121.9	(2.3	)a	119.6
Restructuring & Asset Impairments	—	—		—	0.5	(0.5)		—
Merger Related Expenses	5.7	(5.7	)b	—	—	—		—
Adjustments Related to Legal Settlements	—	—		—	(1.8)	1.8	e	—

Total Operating Expenses	167.4	(9.2)		158.2	158.2	(2.0)		156.3

Income From Operations	38.7	9.8		48.5	44.3	4.2		48.5
Other (Expense) Income, Net	(1.0)	0.8	c	(0.2)	(1.3)	0.2	d	(1.0)

Income Before Income Taxes	37.7	10.5		48.2	43.0	4.4		47.4
Provision For Income Taxes	14.4	3.3		17.7	15.9	1.7		17.6

Net Income	$23.3	$7.2		$30.5	$27.2	$2.7		$29.9

Earnings Per Share	$0.09	$0.03		$0.12	$0.11	$0.01		$0.12
Average Diluted Shares Outstanding (in millions)	253.5	253.5		253.5	253.0	253.0		253.0

PERCENTAGE OF REVENUE
Net Revenue	100.0%			100.0%	100.0%			100.0%
Cost of Revenue	55.0%			54.9%	55.3%			54.8%
Restructuring & Asset Impairments	0.0%			0.0%	0.0%			0.0%

Total Cost of Revenue	55.0%			54.9%	55.3%			54.8%

Gross Profit	45.0%			45.1%	44.7%			45.2%
Operating Expenses:
Engineering	8.4%			8.2%	8.3%			8.1%
S,G&A	26.9%			26.3%	26.9%			26.4%
Restructuring & Asset Impairments	0.0%			0.0%	0.1%			0.0%
Merger Related Expenses	1.2%			0.0%	0.0%			0.0%
Adjustments Related to Legal Settlements	0.0%			0.0%	(0.4)%			0.0%

Total Operating Expenses	36.5%			34.5%	34.9%			34.5%

Income From Operations	8.4%			10.6%	9.8%			10.7%
Other (Expense) Income, Net	(0.2)%			(0.1)%	(0.3)%			(0.2)%

Income Before Income Taxes	8.2%			10.5%	9.5%			10.5%
Provision For Income Taxes	3.1%			3.9%	3.5%			3.9%

Net Income	5.1%			6.7%	6.0%			6.6%

*	Certain numbers may differ slightly due to rounding.

(a)	SFAS 123(R), Share-Based Payment.

(b)	Expenses incurred by Symbol related to the proposed acquisition by Motorola, Inc.

(c)	Write-off of capitalized fees associated with the pay-off of the term loan.

(d)	Court ordered amounts due to Metrologic (past due royalties and interest).

(e)	Release of previously recorded legal reserve established in fiscal 2000 related to the Smart Media litigation.

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Income Statements (unaudited)
Non-GAAP Financial Measures

	Three Months Ended *
	September 30, 2006				September 30, 2005
		Restructuring &				Restructuring &
($ Millions, except per share data)	As Reported	Other Items		Normalized	As Reported	Other Items		Normalized
Product Revenue	$384.9	$—		$384.9	$371.4	$(9.3	)d	$362.1
Services Revenue	73.3	—		73.3	70.1	—		70.1

Net Revenue	458.2	—		458.2	441.5	(9.3)		432.2

Cost of Revenue	252.1	(0.6	)a	251.6	240.1	(4.3	)d	235.8
Restructuring & Asset Impairments	—	—		—	2.3	(2.3)		—

Total Cost of Revenue	252.1	(0.6)		251.6	242.4	(6.6)		235.8

Gross Profit	206.1	0.6		206.6	199.1	(2.8)		196.4
Operating Expenses:
Engineering	38.5	(1.0	)a	37.5	38.8	—		38.8
S,G&A	123.2	(2.6	)a	120.6	131.5	—		131.5
Restructuring & Asset Impairments	—	—		—	4.9	(4.9)		—
Merger Related Expenses	5.7	(5.7	)b	—	—	—		—
Adjustments Related to Legal Settlements	—	—		—	(5.5)	5.5	e	—

Total Operating Expenses	167.4	(9.2)		158.2	169.7	0.6		170.2

Income From Operations	38.7	9.8		48.5	29.4	(3.3)		26.1
Other (Expense) Income, Net	(1.0)	0.8	c	(0.2)	(12.2)	10.6	f	(1.5)

Income Before Income Taxes	37.7	10.5		48.2	17.3	7.3		24.6
Provision For Income Taxes	14.4	3.3		17.7	0.6	6.9		7.5

Net Income	$23.3	$7.2		$30.5	$16.7	$0.4		$17.1

Earnings Per Share	$0.09	$0.03		$0.12	$0.07	$0.00		$0.07
Average Diluted Shares Outstanding (in millions)	253.5	253.5		253.5	250.4	250.4		250.4

PERCENTAGE OF REVENUE
Net Revenue	100.0%			100.0%	100.0%			100.0%
Cost of Revenue	55.0%			54.9%	54.4%			54.6%
Restructuring & Asset Impairments	0.0%			0.0%	0.5%			0.0%

Total Cost of Revenue	55.0%			54.9%	54.9%			54.6%

Gross Profit	45.0%			45.1%	45.1%			45.4%
Operating Expenses:
Engineering	8.4%			8.2%	8.8%			9.0%
S,G&A	26.9%			26.3%	29.8%			30.4%
Restructuring & Asset Impairments	0.0%			0.0%	1.1%			0.0%
Merger Related Expenses	1.2%			0.0%	0.0%			0.0%
Adjustments Related to Legal Settlements	0.0%			0.0%	1.2%			0.0%

Total Operating Expenses	36.5%			34.5%	38.4%			39.4%

Income From Operations	8.4%			10.6%	6.7%			6.0%
Other (Expense) Income, Net	(0.2)%			(0.1)%	(2.8)%			(0.4)%

Income Before Income Taxes	8.2%			10.5%	3.9%			5.7%
Provision For Income Taxes	3.1%			3.9%	0.1%			1.7%

Net Income	5.1%			6.7%	3.8%			4.0%

*	Certain numbers may differ slightly due to rounding.

(a)	SFAS 123(R), Share-Based Payment.

(b)	Expenses incurred by Symbol related to the proposed acquisition by Motorola, Inc.

(c)	Write-off of capitalized fees associated with the pay-off of the term loan.

(d)	Impact for converting certain resellers from cash-basis accounting to accrual-basis accounting.

(e)	Net recovery from PwC of $14.7M offset by adjustment to the class action settlement shares of $9.2M.

(f)	Cisco SAILS termination.

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Income Statements (unaudited)
As Reported

	Nine Months Ended *
($ Millions, except per share data)	September 30, 2006	September 30, 2005
Product Revenue	$1,138.5	$1,111.3
Services Revenue	217.7	215.4

Net Revenue	1,356.2	1,326.7

Cost of Revenue	736.9	736.3
Restructuring & Asset Impairments	0.9	18.1

Total Cost of Revenue	737.8	754.4

Gross Profit	618.4	572.3
Operating Expenses:
Engineering	112.8	120.7
S,G&A	373.6	406.0
Restructuring & Asset Impairments	2.5	32.4
Merger Related Expenses	5.7	—
Adjustments Related to Legal Settlements	(2.8)	(12.6)

Total Operating Expenses	491.8	546.6

Income From Operations	126.6	25.7
Other (Expense) Income, Net	1.2	(19.7)

Income Before Income Taxes	127.8	6.0
Provision For (Benefit From) Income Taxes	47.9	(2.3)

Net Income	$79.9	$8.3

Earnings Per Share	$0.32	$0.03
Average Diluted Shares Outstanding (in millions)	253.1	251.2

PERCENTAGE OF REVENUE
Net Revenue	100.0%	100.0%
Cost of Revenue	54.3%	55.5%
Restructuring & Asset Impairments	0.1%	1.4%

Total Cost of Revenue	54.4%	56.9%

Gross Profit	45.6%	43.1%
Operating Expenses:
Engineering	8.3%	9.1%
S,G&A	27.5%	30.6%
Restructuring & Asset Impairments	0.2%	2.4%
Merger Related Expenses	0.4%	—
Adjustments Related to Legal Settlements	(0.2)%	(0.9)%

Total Operating Expenses	36.3%	41.2%

Income From Operations	9.3%	1.9%
Other (Expense) Income, Net	0.1%	(1.5)%

Income Before Income Taxes	9.4%	0.5%
Provision For (Benefit From) Income Taxes	3.5%	(0.2)%

Net Income	5.9%	0.6%

*	Certain numbers may differ slightly due to rounding.

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
As Reported

	Balance Sheet at *
($ Millions)	September 30, 2006	June 30, 2006	September 30, 2005
Assets
Cash and Cash Equivalents	$279.9	$257.2	$155.8
Accounts Receivable, Net	213.1	218.1	190.7
Inventories, Net	204.2	207.1	166.0
Deferred Income Taxes	189.7	187.0	126.5
Other Current Assets	29.5	27.7	27.8

Total Current Assets	916.4	897.1	666.9

Property, Plant & Equipment, Net	206.1	213.8	246.7
Intangible and Other Assets, Net	739.2	750.4	892.4

Total Assets	$1,861.7	$1,861.3	$1,805.9

Liabilities & Stockholders’ Equity
A/P and Accrued Expenses	$365.8	$339.4	$362.4
Current Portion of L.T.D.	—	44.4	72.9
Income Taxes Payable	7.9	12.3	8.2
Deferred Revenue	74.2	69.6	55.4

Total Current Liabilities	447.9	465.7	499.0

Long-Term Debt, less Current Maturities	—	22.2	55.6
Other Liabilities and Deferred Revenue	95.6	89.0	70.0

Total Stockholders’ Equity	1,318.2	1,284.4	1,181.3

Total Liabilities and Stockholders’ Equity	$1,861.7	$1,861.3	$1,805.9

Financial Ratios (unaudited):
Days Sales Outstanding	42	44	39
Inventory Turnover	4.9	4.8	5.8
Return on Assets	5.0%	5.9%	3.6%
Working Capital % of Revenue	25.6%	23.8%	9.5%
Current Ratio	2.0	1.9	1.3

*	Certain numbers may differ slightly due to rounding.

Symbol Technologies, Inc. & Subsidiaries
Condensed Consolidated Cash Flow Trend (unaudited)
As Reported

	Three Months Ended *
($ Millions)	September 30, 2006	June 30, 2006	September 30, 2005
Cash Flows from Operating Activities
Net earnings	$23.3	$27.2	$16.7
Depreciation & amortization	17.4	17.6	17.1
Other, net	23.4	27.1	9.6
Changes in Assets & Liabilities
Accounts receivable	5.0	2.7	—
Inventories	(2.9)	(17.4)	4.3
Accounts payable & accrued expenses	22.5	(6.0)	(4.7)
Other, net	8.7	15.6	(1.5)

Net Cash provided by Operating Activities	97.4	66.8	41.5

Cash Flows from Investing Activities
Expenditures for P, P&E	(5.7)	(5.5)	(12.0)
Proceeds from Sales of P, P&E	0.1	2.8	0.5
Restricted Cash	—	52.3	(0.4)
Other, net	(5.6)	(5.5)	(1.5)

Net Cash (used in) / provided by Investing Activities	(11.2)	44.2	(13.4)

Cash Flows from Financing Activities
Net changes in debt	(66.7)	(11.1)	(18.2)
Other, net	3.2	0.6	9.9

Net Cash used in Financing Activities (inc. FX)	(63.4)	(10.5)	(8.4)

Net Change in Cash	22.7	100.5	19.7

Beginning Cash Balance	257.2	156.6	136.2

Ending Cash Balance	$279.9	$257.2	$155.8

*	Certain numbers may differ slightly due to rounding